Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2085

All Cap Core Strategy 2020-4

Mid Cap Core Strategy 2020-4

 Supplement to the Prospectuses

SYNNEX Corporation Spin-off

Formerly a wholly-owned subsidiary of SYNNEX Corporation (ticker: SNX), Concentrix Corporation (ticker: CNXC) was spun-off whereby each shareholder of SYNNEX Corporation received one share of Concentrix Corporation for each share of SYNNEX Corporation held of record on November 17, 2020, with regular way trading to be effective December 1, 2020. As shareholders of SYNNEX Corporation, each Portfolio received shares of Concentrix Corporation. Notwithstanding anything to the contrary in the Prospectuses, the Portfolios now hold, and will continue to purchase, shares of both SYNNEX Corporation and Concentrix Corporation.

Aaron’s Holdings Company, Inc. Spin-Off and Name Change

Aaron’s Holdings Company, Inc. (ticker: AAN) has spun-off its Aaron’s business segment into the Aaron’s Company, Inc. and will maintain the AAN ticker. Each shareholder of record on November 27, 2020, shall receive one common share of the Aaron’s Company, Inc. for every two shares of Aaron’s Holdings Company, Inc. held, with regular way trading to be effective December 1, 2020. As shareholders of Aaron’s Holdings Company, Inc., each Portfolio has received shares of the Aaron’s Company, Inc.

Following the spin-off transaction, Aaron’s Holdings Company, Inc. was renamed PROG Holdings, Inc. (ticker: PRG). Notwithstanding anything to the contrary in the Prospectuses, the Portfolios now hold, and will continue to purchase, shares of both PROG Holdings, Inc. and the Aaron’s Company, Inc.

Supplement Dated: December 1, 2020